UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 24, 2025

ALTISOURCE PORTFOLIO SOLUTIONS S.A.

(Exact name of Registrant as specified in its Charter)

Luxembourg	001-34354	98-0554932
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

33, Boulevard Prince Henri

L-1724 Luxembourg

Grand Duchy of Luxembourg

(Address of principal executive offices including zip code)

+352 2060 2055

(Registrant’s telephone number, including area code)

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $1.00 par value	ASPS	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 – Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Rescission of Temporary Compensation Modification

As disclosed in the Form 8-K filed by Altisource Portfolio Solutions S.A. (the “Company”) on November 3, 2023, William B. Shepro, Chairman and Chief Executive Officer, and Michelle D. Esterman, Chief Financial Officer, of the Company, each voluntarily agreed to allow up to 30% of their base compensation to be paid in unrestricted Company common stock (“common stock”) instead of cash. This change was implemented as part of the Company’s cost reduction plan that began in July 2023.

On January 24, 2025, Mr. Shepro and Ms. Esterman notified the Company’s board of directors (the “Board”) of their decisions to rescind the previously disclosed voluntary modification to their compensation structures, effective February 1, 2025.

Pursuant to their written notifications to the Board, both executives have elected to revert to receiving their full base compensation in cash. This change will be effective February 1, 2025.

Partial Termination of Certain Management Restricted Stock Unit Awards

On January 28, 2025, certain executives, including each of the Named Executive Officers ("NEOs"), voluntarily agreed to terminate 112,000 market-based restricted stock units granted under Restricted Stock Unit Award Agreements dated October 1, 2020 (“RSU Agreements”), pursuant to the Company's 2009 Equity Incentive Plan, as amended and restated ("Market-Based RSUs"). To effectuate this termination, the Company entered into Consent to Partial Termination of Restricted Stock Unit Award Agreements (the "Consents") with the NEOs and certain other executives. Under the terms of the Consents, effective January 29, 2025, the Market-Based RSUs are terminated and canceled in their entirety. In particular, Mr. Shepro, Ms. Esterman and Mr. Ritts voluntarily agreed to terminate 40,000, 19,000 and 19,000 Market-Based RSUs, respectively.

All other provisions of the applicable RSU Agreements remain in full force and effect, and the Consents do not impact any other compensation arrangements, including employment agreements, confidentiality agreements, or other equity awards of the NEOs.

Approval of Management Restricted Stock Units

As previously disclosed, on December 16, 2024, the Company and its wholly owned subsidiary, Altisource S.à r.l., entered a Transaction Support Agreement (the “TSA”) with the holders of approximately 99% of the total outstanding principal amount of term loans outstanding (the “Consenting Lenders”). Pursuant to the TSA and, subject to the conditions contained in the definitive documents to be entered into pursuant to the TSA (the “Definitive Documents”), the Company expects to engage in certain transactions (the “Transactions”) to, among other things, amend the terms of, reduce the principal amount owed under and extend the maturity of the Company’s existing term loans. In addition, pursuant to the terms of the TSA and subject to the terms of the Definitive Documents, as part of the Transactions, the Company expects to issue to its lenders shares of common stock representing up to 63.5% of the Company’s outstanding shares immediately following the effective date of the Transactions (the “Debt Exchange Shares”).The Transactions are more fully described in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on January 3, 2024 (the “Proxy Statement”).

Under the terms of the TSA, members of the Company’s management, including its NEOs, are to receive restricted share units (“RSUs”) which, if vested pursuant to their terms, would, in the aggregate, equal up to 5% of the Company’s common stock outstanding immediately following the effective date of the Transactions (the “Management RSUs”). The provision of the Management RSUs to members of the Company’s management was important to the Consenting Term Lenders to ensure that management is sufficiently incentivized to grow the Company’s business and to reenforce the alignment between management and shareholders by tying executive compensation to the Company’s long-term performance and value creation.

On January 29, 2025, the Compensation Committee of the Board (the “Compensation Committee”) approved the grant of Management RSUs to certain members of management, including the NEOs, effective on February 13, 2025. The vesting of the Management RSUs will be subject to, among other things, the closing of the Transactions, which, in turn is subject to shareholder approval of certain proposals to facilitate the Transactions described in the Proxy Statement. The RSUs that are to be granted to the NEOs represent up to 4.5109% of the Company’s common stock outstanding immediately following the effective date of the Transactions, pro forma for the issuance of the Debt Exchange Shares.

The allocation of Management RSUs to the NEOs is as follows:

NEO	Title	RSU Allocation (% of post-Transactions common stock outstanding)
William B. Shepro	Chairman & Chief Executive Officer	2.7174%
Michelle D. Esterman	Chief Financial Officer	0.9783%
Gregory J. Ritts	Chief Legal & Compliance Officer	0.8152%
Total		4.5109%

The Management RSUs will vest in three equal installments, with one-third vesting on each of the first three anniversaries of the effective date of the Transactions.

As described in the Proxy Statement, the Management RSUs will be eligible to receive warrants that will be issued to holders of common stock, restricted share units and penny warrants as of the record date for the issuance of such warrants, which is expected to be February 14, 2025.

The Compensation Committee has determined that the NEOs will not participate in the Company’s Long-Term Incentive Plans commencing in the years 2025–2027 due to the issuance of the Management RSUs.

Forward-Looking Statements

This Form 8-K contains forward-looking statements that involve a number of risks and uncertainties. These forward-looking statements include all statements that are not historical fact, including statements that relate to, among other things, the issuance and allocation of the Management RSU, the expected record date for the distribution of warrants, the closing of the Transactions. These statements may be identified by words such as “anticipate,” “intend,” “expect,” “may,” “could,” “should,” “would,” “plan,” “estimate,” “seek,” “believe,” “potential” or “continue” or the negative of these terms and comparable terminology. Such statements are based on expectations as to the future and are not statements of historical fact. Furthermore, forward-looking statements are not guarantees of future performance and involve a number of assumptions, risks and uncertainties that could cause actual results to differ materially. Important factors that could cause actual results to differ materially from those suggested by the forward-looking statements include, but are not limited to, the risks discussed in Item 1A of Part I “Risk Factors” of our Form 10-K for the year ended December 31, 2023 filed with the Securities and Exchange Commission on March 7, 2024, as the same may be updated from time to time in our subsequent Form 10-Q filings. We caution you not to place undue reliance on these forward-looking statements which reflect our view only as of the date of this Form 8-K. We are under no obligation (and expressly disclaim any obligation) to update or alter any forward-looking statements contained herein to reflect any change in our expectations with regard thereto or change in events, conditions or circumstances on which any such statement is based. The risks and uncertainties to which forward-looking statements are subject include, but are not limited to, risks related to customer concentration, the timing of the expiration of certain governmental and servicer foreclosure and eviction moratoriums and forbearance programs and the anticipated increase in default related referrals (if any) following the same, and any other delays occasioned by government, investor or servicer actions, the use and success of our products and services, our ability to retain existing customers and attract new customers and the potential for expansion or changes in our customer relationships, technology disruptions, our compliance with applicable data requirements, our use of third party vendors and contractors, our ability to effectively manage potential conflicts of interest, macro-economic and industry specific conditions, our ability to effectively manage our regulatory and contractual obligations, the adequacy of our financial resources, including our sources of liquidity and ability to repay borrowings and comply with our debt agreements, including the financial and other covenants contained therein, as well as Altisource’s ability to retain key executives or employees, behavior of customers, suppliers and/or competitors, technological developments, governmental regulations, taxes and policies, and the risks and uncertainties related to completion of the Transactions on the anticipated terms or at all, including the negotiation of and entry into the definitive agreements and the satisfaction of the closing conditions of such definitive agreements, including the obtaining of the required shareholder approval of the Proposals. We undertake no obligation to update these statements, scenarios and projections as a result of a change in circumstances, new information or future events, except as required by law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 30, 2025

Altisource Portfolio Solutions S.A.

By:	/s/ Michelle D. Esterman
Name:	Michelle D. Esterman
Title:	Chief Financial Officer